Exhibit 10.1


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                                CREDIT AGREEMENT

                                 by and between

             GLOBAL ENTERTAINMENT CORPORATION, a Nevada corporation
          WESTERN PROFESSIONAL HOCKEY LEAGUE INC., a Texas corporation
           INTERNATIONAL COLISEUMS COMPANY, INC., a Nevada corporation
          GLOBAL ENTERTAINMENT MARKETING SYSTEMS, a Nevada corporation
                 CRAGAR INDUSTRIES, INC., a Delaware corporation
              GLOBAL ENTERTAINMENT TICKETING, a Nevada corporation

                                       and

                      COMERICA BANK, a Michigan corporation








                                   Dated as of

                                November __, 2004
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                                Table of Contents

                                                                            Page

ARTICLE 1 DEFINITION OF TERMS ...............................................  1

     1.1 Definitions ........................................................  1

     1.2 References .........................................................  6

     1.3 Accounting Terms ...................................................  6

ARTICLE 2 THE RLC ...........................................................  6

     2.1 RLC Commitment .....................................................  6

     2.2 Revolving Line of Credit ...........................................  7

     2.3 RLC Payments .......................................................  7

     2.4 Excess Balance Payment .............................................  8

     2.5 Conditions .........................................................  8

     2.6 Other RLC Advances by Lender .......................................  8

     2.7 Assignment .........................................................  8

ARTICLE 3 PAYMENTS, FEES AND PREPAYMENTS PROVISIONS .........................  8

     3.1 Payments ...........................................................  8

     3.2 Fees ...............................................................  9

     3.3 Computations .......................................................  9

     3.4 Maintenance of Accounts ............................................  9

     3.5 Prepayments ........................................................  9

ARTICLE 4 SECURITY .......................................................... 10

     4.1 Security ........................................................... 10

     4.2 Security Documents ................................................. 10

ARTICLE 5 CONDITIONS PRECEDENT .............................................. 10

     5.1 Initial or Any Subsequent Advance .................................. 10

     5.2 No Event of Default ................................................ 12

     5.3 No Material Adverse Effect ......................................... 12

     5.4 Representations and Warranties ..................................... 12

     5.5 Opinion of Counsel ................................................. 12

ARTICLE 6 REPRESENTATIONS AND WARRANTIES .................................... 12

     6.1 Recitals ........................................................... 12

     6.2 Organization and Good Standing ..................................... 12

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                                Table of Contents
                                  (continued)


     6.3 Authorization and Power ............................................ 13

     6.4 Security Documents ................................................. 13

     6.5 No Conflicts or Consents ........................................... 13

     6.6 No Litigation ...................................................... 13

     6.7 Financial Condition ................................................ 13

     6.8 Taxes .............................................................. 13

     6.9 No Stock Purchase .................................................. 14

     6.10 Advances .......................................................... 14

     6.11 Enforceable Obligations ........................................... 14

     6.12 No Default ........................................................ 14

     6.13 ERISA ............................................................. 14

     6.14 Compliance with Law ............................................... 14

     6.15 Solvent ........................................................... 14

     6.16 Investment Company Act ............................................ 15

     6.17 Title ............................................................. 15

     6.18 Survival of Representations, Etc .................................. 15

     6.19 Environmental Matters ............................................. 15

     6.20 Licenses, Tradenames .............................................. 15

     6.21 License Agreements ................................................ 15

     6.22 Existing Indebtedness ............................................. 15

     6.23 Accuracy of Information ........................................... 15

     6.24 Lien Priority ..................................................... 15

ARTICLE 7 AFFIRMATIVE COVENANTS ............................................. 16

     7.2 Maintenance of Existence and Rights; Conduct of Business;
         Management ......................................................... 17

     7.3 Operations and Properties .......................................... 17

     7.4 Authorizations and Approvals ....................................... 17

     7.5 Compliance with Law ................................................ 17

     7.6 Payment of Taxes and Other Indebtedness ............................ 17

     7.7 Compliance Other Agreements ........................................ 17

     7.8 Compliance with Credit Documents ................................... 17

                                Table of Contents
                                  (continued)


     7.9 Notice of Default .................................................. 17

     7.10 Other Notices ..................................................... 18

     7.11 Books and Records; Access; Audits ................................. 18

     7.12 ERISA Compliance .................................................. 18

     7.13 Further Assurances ................................................ 18

     7.14 Insurance ......................................................... 18

     7.15 Deposit Accounts .................................................. 19

     7.16 RLC Clean-Up ...................................................... 19

ARTICLE 8 NEGATIVE COVENANTS ................................................ 19

     8.1 Existence; Business; Management .................................... 19

     8.2 Amendments to Organizational Documents ............................. 20

     8.3 Sale of Assets ..................................................... 20

     8.4 Transfer Collateral ................................................ 20

     8.5 Distributions ...................................................... 20

     8.6 No Indebtedness .................................................... 20

     8.7 Guaranties ......................................................... 20

     8.8 Change in Ownership Control ........................................ 20

     8.9 Change or Suspension of Business ................................... 20

     8.10 Employee Loans .................................................... 21

     8.11 Loans; Equity Investments ......................................... 21

     8.12 Liens ............................................................. 21

     8.13 Margin Stock ...................................................... 21

     8.14 Consolidated Financial Covenants .................................. 21

     8.15 No Further Assignment ............................................. 21

ARTICLE 9 EVENTS OF DEFAULT ................................................. 21

     9.1 Events of Default .................................................. 21

     9.2 Remedies Upon Event of Default ..................................... 24

     9.3 Performance by Lender .............................................. 25

ARTICLE 10 MISCELLANEOUS .................................................... 25

     10.1 Global as Agent ................................................... 25

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                                Table of Contents
                                  (continued)


     10.2 Right of First Refusal ............................................ 25

     10.3 Modification ...................................................... 26

     10.4 Waiver ............................................................ 26

     10.5 Payment of Expenses ............................................... 26

     10.6 Notices ........................................................... 26

     10.7 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial .......... 27

     10.8 Invalid Provisions ................................................ 27

     10.9 Binding Effect .................................................... 27

     10.10 Entirety ......................................................... 27

     10.11 Headings ......................................................... 28

     10.12 No Third Party Beneficiary ....................................... 28

     10.13 Joint Liability .................................................. 28

     10.14 Time ............................................................. 28

     10.15 Schedules and Exhibits Incorporated .............................. 29

     10.16 Counterparts ..................................................... 29

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EXHIBITS:

         Exhibit A                  "RLC Advance Request"

         Exhibit B                  "Compliance Certificate"


SCHEDULES:

         Schedule 6.6               "Pending Litigation"

         Schedule 6.20              "Trademarks and Tradenames"

         Schedule 6.21              "License Agreements"

         Schedule 6.22              "Existing Indebtedness"

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (together with any amendments or modifications, the "CREDIT AGREEMENT"), is entered into as of this ___ day of November, 2004 by and between Global Entertainment Corporation, a Nevada corporation ("GLOBAL"), Western Professional Hockey League Inc., a Texas corporation, International Coliseums Company, Inc., a Nevada corporation, Global Entertainment Marketing Systems, a Nevada corporation, Cragar Industries, Inc., a Delaware corporation ("CRAGAR") and Global Entertainment Ticketing, a Nevada corporation (collectively, the "BORROWERS" and, each individually, a "BORROWER"), and Comerica Bank, a Michigan corporation (the "LENDER").

     The Borrowers have requested that Lender extend to Borrowers a revolving line of credit facility (the "RLC") with an agreed upon credit limit of One Million Dollars ($1,000,000.00) to provide working capital. Lender has agreed to extend such financial accommodations subject to the terms and provisions of this Agreement. Therefore, in consideration of the mutual covenants and conditions hereof, the Borrowers and Lender hereto agree as follows:

                                   ARTICLE 1

                               DEFINITION OF TERMS

     1.1 DEFINITIONS. For the purposes of this Credit Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article 1 or in the Section hereof referred to below:

         "ASSIGNMENT": See Section 4.1(b) hereof.

         "AUTHORIZED OFFICER" means one or more officers of any Borrower duly authorized (and so certified to Lender by an officer of any Borrower pursuant to a certificate of authority and incumbency from time to time satisfactory to Lender in the exercise of Lender's reasonable discretion), acting alone, to request RLC Advances under the provisions of this Credit Agreement and execute and deliver documents, instruments, agreements, reports, statements and certificates in connection herewith.

         "BANKING DAY" means a day of the year on which banks are not required or authorized to close in Detroit, Michigan and/or Phoenix, Arizona.

         "BASE RATE" means the rate per annum equal to the sum of the Prime Rate plus one percent (1%).

         "BORROWER(S)": See the Preamble hereto.

         "CAPITAL EXPENDITURES" means for any specified period, the sum of all expenditures capitalized for financial statement purposes in accordance with GAAP (whether payable in cash or other property or accrued as a liability).

         "CLOSING DATE" means the date of delivery of this Credit Agreement fully executed by each Borrower and Lender.

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         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" means all property subject to the Security Documents.

         "COMPLIANCE CERTIFICATE": See Section 7.1(c) hereof.

         "CONSOLIDATED EBITDA" means Consolidated Net Income (or Loss) of the Consolidated Entities plus the sum of all interest expense, tax expense, depreciation and amortization expense (as deducted in computing Consolidated Net Income (or Loss)).

         "CONSOLIDATED ENTITIES" means, with respect to financial computations, those entities required to be consolidated in the financial statements of Global prepared in accordance with GAAP.

         "CONSOLIDATED NET INCOME (OR LOSS)" means, for any period, the consolidated net income (or loss) of the Consolidated Entities.

         "CONSOLIDATED TANGIBLE NET WORTH" means as of any applicable date of determination, the excess of (i) the consolidated net book value of all assets of the Consolidated Entities after all appropriate deductions (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (ii) the Consolidated Total Liabilities. For purposes of calculating the Consolidated Tangible Net Worth, the consolidated net book value of the Consolidated Entities shall not include intangible assets, including without limitation goodwill and any amount due and payable from any shareholder, officer, director, employee or affiliate of any Borrower.

         "CONSOLIDATED TOTAL CURRENT ASSETS" means, as of any date, the total consolidated assets of the Consolidated Entities that would be shown as current assets on the consolidated balance sheet of Global.

         "CONSOLIDATED TOTAL CURRENT LIABILITIES" means, as of any date, the total consolidated liabilities of the Consolidated Entities that would be shown as current liabilities on the balance sheet of Global.

         "CONSOLIDATED   TOTAL   LIABILITIES"   means  all  of  the  direct  and
non-contingent liabilities of the Consolidated Entities.

         "CONTROL" when used with respect to any Person means the power, directly or indirectly, to direct the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Provided, however, any distribution of shares or other equity in Global by any existing shareholder(s) to its affiliates or equity holders shall not be considered a Change in Control.

         "CONTROLLED GROUP" means, severally and collectively, the members of the group controlling, controlled by and/or in common control of Global, within the meaning of Section 4001(b) of ERISA.

                                       2
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         "CREDIT AGREEMENT": See the Preamble hereto.

         "CREDIT DOCUMENTS" means this Credit Agreement, the Note (including any renewals, extensions and refundings thereof), the Security Documents and any written agreements, certificates or documents (and with respect to this Credit Agreement and such other written agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Credit Agreement.

         "CURRENT RATIO" shall mean, as of each Quarterly End Date, the numerical ratio of (a) the Consolidated Total Current Assets to (b) the Consolidated Total Current Liabilities.

         "DEFAULT RATE" means at any time five percentage points per annum over the Base Rate.

         "DOLLARS" and the sign "$" mean lawful currency of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all final and permanent regulations issued pursuant thereto. References herein to sections and subsections of ERISA are deemed to refer to any successor or substitute provisions therefor.

         "EVENT OF DEFAULT": See SECTION 9.1 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         "FINANCIAL COVENANTS": See SECTION 8.14 hereof.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of any Borrower, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

         "GOVERNMENTAL   AUTHORITY"  means  any  government  (or  any  political
subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over any Borrower or any of its business, operations or properties.

         "INDEBTEDNESS" of a Person means each of the following (without duplication): (a) obligations of that Person to any other Person for payment of borrowed money, (b) capital lease obligations, (c) notes and drafts drawn or accepted by that Person payable to any other Person, whether or not representing obligations for borrowed money (but without duplication of indebtedness for borrowed money), (d) any obligation for the purchase price of property the payment of which is deferred for more than one year or evidenced by a note or equivalent instrument, (e) guarantees of Indebtedness of third parties, and (f)

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a recourse or nonrecourse payment obligation of any other Person that is secured by a Lien on any property of the first Person, whether or not assumed by the first Person, up to the fair market value (from time to time) of such property.

         "INTEREST PAYMENT DATE" means the first day of each month, provided that if any such day is not a Banking Day, then such Interest Payment Date shall be the next succeeding Banking Day.

         "LENDER": See the Preamble hereto.

         "LETTER ASSIGNMENT": See Section 4.1(c) hereof.

         "LIEN" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness whether arising by agreement or under any statute or law, or otherwise.

         "MATERIAL ADVERSE EFFECT" means any circumstance or event which (i) has any material adverse effect upon the validity or enforceability of any Credit Document, (ii) materially impairs the ability of Borrowers to fulfill their obligations under the Credit Documents, or (iii) causes an Event of Default or any event which, with notice or lapse of time or both, would reasonably be expected to become an Event of Default.

         "MAXIMUM RLC LOAN AMOUNT": See Section 2.1 hereof.

         "MINIMUM 2005 NET WORTH": means $375,000 plus seventy-five percent (75%) of the Consolidated Net Income on an annual basis, with no reductions for losses.

         "NOTE" means that certain Revolving Promissory Note of even date herewith in the amount of the RLC, executed by Borrowers and delivered pursuant to the terms of this Credit Agreement, together with any renewals, extensions, modifications or replacements thereof.

         "OBLIGATION" means all present and future indebtedness, obligations and liabilities of each Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Credit Agreement or represented by the Note, including without limitation the RLC and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of each Borrower evidenced or arising pursuant to any of the other Credit Documents, and all renewals and extensions thereof, or part thereof.

         "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation,   and  any
successor  to  all  or  substantially   all  of  the  Pension  Benefit  Guaranty
Corporation's functions under ERISA.

         "PERMITTED LIENS" means:

               (a) Liens in Lender's favor.

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               (b) Liens for taxes and  assessments  not delinquent or which are being contested in good faith by appropriate proceedings.

               (c) Liens  agreed to in  writing by Lender  prior to the  Closing
          Date.

               (d) Liens related to leases of personal or real property made in the ordinary course of business.

               (e) Liens in respect of pledges or deposits under workers' compensation or similar laws, carrier, warehouseman, contractor or subcontractor, landlord, mechanics, laborer, materialman and similar liens in the ordinary course of business if the obligations secured thereby are not delinquent, and liens evidenced by UCC filings filed by equipment lessors pursuant to bona fide equipment leases other than in connection with lease transactions deemed to constitute financing arrangements under applicable law.

         "PERSON"  includes an  individual,  a corporation,  a joint venture,  a
partnership,   a  trust,  a  limited   liability   company,   an  unincorporated
organization or a government or any agency or political subdivision thereof.

         "PLAN" means an employee defined benefit plan or other plan maintained by any Borrower for employees of any Borrower and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Code.

         "PRIME RATE" means the interest rate per annum publicly announced by Lender, or its successors, as its "prime rate" as in effect from time to time. Borrowers acknowledge that the Prime Rate is not necessarily the best or lowest rate offered by Lender and Lender may lend to its customers at rates that are at, above or below its Prime Rate.

         "QUARTERLY END DATE" means each August 31, November 30, February 28 and May 31.

         "REGULATION U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

         "REGULATORY CHANGE" means any change effective after the date of this Credit Agreement in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks including Lender, of or under any United States federal, state, or foreign law, regulation or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "REPORTABLE EVENT" means any "reportable event" as described in Section 4043(b) of ERISA with respect to which the thirty (30) day notice requirement has not been waived by the PBGC.

         "RLC": See the Preamble hereto.

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         "RLC ADVANCE" means a disbursement of the proceeds of the RLC.

         "RLC CLEAN-UP": See Section 7.16 hereof.

         "RLC COMMITMENT" means One Million And No/100 Dollars ($1,000,000.00).

         "RLC MATURITY DATE" means November __, 2005.

         "RLC NON-USE FEE": See Section 3.2(a) hereof.

         "SEC" means the Securities and Exchange Commission.

         "SECURITY AGREEMENT": See SECTION 4.1(A) hereof.

         "SECURITY DOCUMENTS": See SECTION 4.2 hereof.

     1.2 REFERENCES. Capitalized terms shall be equally applicable to both the singular and the plural forms of the terms therein defined. References to "Credit Agreement," "this Agreement," "herein," "hereof," "hereunder," or other like words mean this Credit Agreement as amended, supplemented, restated or otherwise modified and in effect from time to time.

     1.3 ACCOUNTING TERMS. Except as expressly provided to the contrary herein, all accounting terms shall be interpreted and all accounting determinations shall be made on a consolidated basis, if applicable, in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Credit Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Borrowers and Lender agree in writing on an adjustment to such computation or determination to account for such change in GAAP. Any report not prepared in accordance with GAAP shall not satisfy Borrowers' obligation to provide such report hereunder, unless the deviation from GAAP is occasioned by the absence of agreement by Lender on any adjustment computations or determinations following a change in GAAP applicable to Borrowers.

                                   ARTICLE 2

                                     THE RLC

     2.1 RLC COMMITMENT. Subject to the conditions herein set forth, Lender agrees to make the RLC available to or for the benefit of Borrowers, and Borrowers may draw upon the RLC, in the manner and upon the terms and conditions herein expressed, amounts that shall not exceed One Million and NO/100 Dollars ($1,000,000.00) (the "MAXIMUM RLC LOAN AMOUNT").

     2.2 REVOLVING LINE OF CREDIT.

          (a) Subject to the terms and conditions set forth in this Credit Agreement, the RLC shall be a revolving line of credit, against which RLC Advances may be made to Borrowers, repaid by Borrowers and new RLC Advances made to Borrowers, as Borrowers may request, provided that (i) no RLC Advance shall be made if an Event of Default shall be continuing, (ii) no RLC Advance shall be made that would cause the outstanding principal

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
     balance of the RLC to exceed the Maximum RLC Loan Amount, and (iii) no RLC Advance shall be made on or after the RLC Maturity Date.

          (b) The RLC shall be evidenced by the Note.

          (c) RLC Advances may be made for the purpose of providing Borrowers financing for working capital.

     2.3 RLC PAYMENTS. The RLC shall bear interest and be payable to Lender upon the following terms and conditions:

          (a) Interest shall accrue on the unpaid principal of an RLC Advance at the Base Rate.

          (b) All accrued and unpaid interest shall be due and payable on each Interest Payment Date.

          (c) The entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable under the Note shall be due and payable in full on the RLC Maturity Date.

          (d)  Subject  to all of the other  terms and  conditions  hereof,  RLC
     Advances may be made (1) upon written request in accordance with the procedures described below, or (2) automatically, in an amount sufficient to cover all outstanding checks, drafts, and other debits to account
     ______________.

          (e) Each  request for an RLC Advance  given  pursuant to clause (1) of
     Section 2.3(d) shall be substantially in the form attached hereto as Exhibit "A" from an Authorized Officer and shall, in addition to complying with the other requirements in this Agreement, specify the date and amount of the requested RLC Advance.

          (f) Each request for an RLC Advance shall be irrevocable and binding upon Borrowers once the request is received by Lender. Borrowers shall indemnify Lender against any cost, loss, or expense incurred by Lender as a result of Borrowers' failure to fulfill, on or before the date specified in an RLC Advance request, the conditions to such RLC Advance, including any cost, loss, or expense incurred by reason of the liquidation of deposits or other funds acquired by Lender to fund such RLC Advance.

          (g) If any payment of interest and/or principal is not received by Lender within fifteen (15) days after such payment is due, then in addition to the remedies conferred upon Lender under the Credit Documents, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate Lender for the expense of handling the delinquency for any such payment, regardless of any notice or cure period.

          (h) Upon the occurrence of an Event of Default and at any time when such Event of Default is continuing, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at the Default Rate.

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     2.4 EXCESS BALANCE  PAYMENT.  There shall be due and payable from Borrowers to Lender, and Borrowers shall immediately repay to Lender any amount by which the outstanding principal balance of the RLC exceeds the Maximum RLC Loan Amount.

     2.5 CONDITIONS. Lender shall have no obligation to make any RLC Advance unless and until all of the conditions and requirements of this Credit Agreement are fully satisfied. However, Lender in its sole and absolute discretion may elect to make one or more RLC Advances prior to full satisfaction of one or more such conditions and/or requirements. Notwithstanding that such an RLC Advance or RLC Advances are made, such unsatisfied conditions and/or requirements shall not be waived or released thereby. Borrowers shall be and continue to be obligated to fully satisfy such conditions and requirements, and Lender, at any time, in Lender's sole and absolute discretion, may stop making RLC Advances until all conditions and requirements are fully satisfied.

     2.6 OTHER RLC ADVANCES BY LENDER. Lender, after giving fifteen (15) days prior written notice to Borrowers to allow for corrective action, from time to time, may make RLC Advances in any amount in payment of accrued and unpaid (i) interest accrued and payable upon the RLC, (ii) any charges and expenses that are the obligation of Borrowers under this Credit Agreement or any Security Document, and (iii) any charges or matters necessary to preserve the property encumbered by the Security Documents or to cure any still existing Event of Default.

     2.7 ASSIGNMENT. Borrowers shall have no right to any RLC Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Credit Agreement. Any assignment or transfer, voluntary or involuntary, of this Credit Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make RLC Advances under the disbursement provisions herein, notwithstanding any such assignment or transfer.

                                   ARTICLE 3

                    PAYMENTS, FEES AND PREPAYMENTS PROVISIONS

     3.1 PAYMENTS.

          (a) All payments and prepayments by Borrowers of principal of and interest on the Note and all fees, expenses and any other Obligation payable to Lender in connection with the RLC shall be nonrefundable and made in Dollars or immediately available funds to Lender not later than 2:00 p.m., (Phoenix, Arizona local time) on the dates called for under this Credit Agreement, at the office of Lender in Phoenix, Arizona. Funds received after such hour shall be deemed to have been received by Lender on the next Banking Day.

          (b) Unless otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, upon an Event of Default and at any time in which such Event of Default is continuing, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion.

          (c) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest, commission or fee, as the case may be.

     3.2 FEES.

          (a) Borrowers agree to pay Lender a quarterly fee (the "RLC NON-USE FEE") in an annualized amount equal to one-fourth percent (.25%) of the average daily undrawn balance of the RLC Commitment during the prior calendar quarterly period. The RLC Non-Use Fee shall initially accrue from the Closing Date and shall be due and payable in arrears within ten (10) Banking Days after written notice of such amount due by Lender to Borrower and shall be non-refundable. Notwithstanding this Section 3.2(a), the RLC Non-Use Fee shall not accrue during the period of time constituting the RLC Clean-up as required under Section 7.16 hereof.

          (b) Borrowers agree to pay Lender a commitment fee in the amount of Five Thousand and NO/100 Dollars ($5,000.00) on or prior to the Closing Date, which amount shall be non-refundable.

     3.3 COMPUTATIONS. All fees and interest shall be computed on the basis of a year of 360-days/year and accrue on a daily basis for the actual number of days elapsed.

     3.4 MAINTENANCE OF ACCOUNTS. Lender shall maintain, in accordance with its usual practice, an account or accounts evidencing the indebtedness of Borrowers and the amounts payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Credit Agreement, the entries made in the ordinary course of business in such account or accounts shall be evidence (but shall not be conclusive) of the existence and amounts of the obligations of Borrowers therein recorded. The failure to record any such amount shall not, however, limit or otherwise affect the obligations of Borrowers hereunder to repay all amounts owed hereunder, together with all interest accrued thereon as provided in the Note.

     3.5 PREPAYMENTS. Borrowers may, on same day notice to Lender, prepay the outstanding principal balance of the RLC in whole or in part at any time prior to the RLC Maturity Date, without penalty, fee or other charge.

                                   ARTICLE 4

                                    SECURITY

     4.1 SECURITY. So long as Lender has any commitment to make any RLC Advance hereunder, Borrowers shall cause the RLC and Borrower's obligations under this Credit Agreement to be secured at all times by:

          (a) A valid and effective security agreement and assignment (the "SECURITY AGREEMENT"), duly executed and delivered by or on behalf of the Borrowers granting Lender a valid and enforceable security interest in all of their personal property as described therein;

          (b) A valid and effective assignment and pledge (the "ASSIGNMENT") of all issued and outstanding shares of stock of Cragar, duly executed and delivered by Global; and

          (c) A letter agreement executed by the Borrowers in favor of Lender, assigning all letters of credit now existing or hereafter issued for the benefit of any Borrower (the "LETTER AGREEMENT").

     4.2 SECURITY DOCUMENTS. All of the documents required by this Article 4 shall be in form satisfactory to Lender and Lender's counsel, and, together with any financing statements for filing and/or recording and any other items required by Lender to fully perfect and effectuate the liens and security interests of Lender contemplated by the Security Agreement, the Assignment, the Letter Agreement and this Credit Agreement, may heretofore or hereinafter be referred to as the "SECURITY DOCUMENTS."

                                   ARTICLE 5

                              CONDITIONS PRECEDENT

     The obligation of Lender to make any RLC Advance is subject to the full prior satisfaction on or prior to the Closing Date (or thereafter if specified below) of each of the following conditions precedent:

     5.1 INITIAL OR ANY SUBSEQUENT ADVANCE. Prior to its making the initial RLC Advance or any subsequent RLC Advance, Lender shall have received on or prior to the Closing Date (or thereafter if specified below) the following each in form and substance reasonably satisfactory to Lender:

          (a) PAYMENT OF FEES. Payment of all of Lender's fees incurred in connection with the transaction contemplated hereby, including but not limited to the Commitment Fee and attorneys' fees.

          (b) THIS CREDIT AGREEMENT. This Credit Agreement, duly executed and delivered to Lender by Borrowers.

          (c) THE NOTE. The RLC Note, duly executed and delivered by Borrowers, drawn to the order of Lender and otherwise as provided in Article 2 hereof.

          (d) ORGANIZATIONAL DOCUMENTS. A copy of the current organizational documents of each Borrower, including all amendments thereto, certified as current and complete as of the Closing Date by such Borrower, together with evidence as of the Closing Date (or thereafter if requested by Lender) of said entity's good standing in its state of formation and every other state in which such entity is operating.

          (e) CERTIFICATE. A certificate of each Borrower, signed by a duly appointed officer thereof and issued as of the Closing Date, certifying that (i) attached thereto is a true and complete copy of the organizational documents of said entity in effect on the date of passage of the resolutions described immediately below and at all subsequent times to and including the date of the certificate, (ii) attached thereto is a true and complete copy of the resolutions duly adopted authorizing the RLC, the execution, delivery, and performance of this Credit Agreement, the Note, the Credit Documents, and all advances of credit hereunder, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect, (iii) no change has been made to its organizational documents other than as reflected in the copies, certified by Borrower, submitted in connection with the delivery of this Credit Agreement or as approved in writing by Lender, and (iv) set forth therein and appropriately identified are the names, current official titles, and signatures of the officers of said entity authorized to sign this Credit Agreement and other documents to be delivered hereunder and/or to act as Authorized Officers hereunder.

          (f) SECURITY AGREEMENT. The Security Agreement, duly executed and delivered to Lender by Borrowers.

          (g) FINANCING STATEMENTS. Financing statements, duly delivered to Lender by Borrower.

          (h) COMPLIANCE CERTIFICATE. A Compliance Certificate, indicating that Borrowers are in compliance with the Financial Covenants as of August 31, 2004.

          (i)  GLOBAL'S   FINANCIAL   STATEMENTS.   Global's   August  31,  2004
     consolidated quarterly financial statement.

          (j) AUDITED FINANCIAL STATEMENTS. Global's consolidated audited annual financial statement including its balance sheet as of the close of May 31, 2004 and a statement of income and a statement of cash flows of each Borrower for such fiscal year, together with a reconciliation of Global's capital balance accounts as of the close of such fiscal period, in each case (other than for the year ending May 31, 2004) setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants selected by Global and reasonably acceptable to Lender (with Semple & cooper LLP being acceptable to Lender as of the Closing Date), to the effect that such financial statements have been prepared in accordance with GAAP, which shall be in form and substance reasonably acceptable to Lender.

          (k) ASSIGNMENT OF EQUITY INTERESTS. A valid and effective Assignment of all issued and outstanding shares of stock of Cragar.

          (l) ASSIGNMENT OF LETTERS OF CREDIT. A valid and effective assignment of all Letters of Credit now existing or hereafter issued for the benefit of any Borrower.

          (m) COPIES OF STOCK CERTIFICATES EVIDENCING OWNERSHIP INTERESTS. Delivery of all stock certificates evidencing an ownership interest in Cragar.

          (n) INSURANCE. Evidence satisfactory to Lender that the Borrowers are in compliance with all insurance requirements contained in the Credit Documents.

          (o) ADDITIONAL INFORMATION. Such other information and documents as may reasonably be required by Lender or Lender's counsel.

     5.2 NO EVENT OF DEFAULT. No Event of Default known to any Borrower shall have occurred and be continuing, or result from Lender's making of any RLC Advance.

     5.3 NO MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements provided to Lender by Borrowers, no change shall have occurred in the business or financial condition of any Borrower that has or could reasonably be expected to have a Material Adverse Effect.

     5.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article 6 hereof shall be true and correct in all material respects, with the same force and effect as though made on and as of the Closing Date (other than those of such representations which by their express terms speak to a date prior to that date, which representations shall, in all material respects, be true and correct as of such respective date).

     5.5 OPINION OF COUNSEL. Borrowers shall provide on or prior to the Closing Date an opinion of counsel in form and substance reasonably acceptable to Lender including, but not limited to, opinions regarding the existence and, if applicable, good standing of each Borrower and the enforceability of each of the Credit Documents.

                                   ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

     To induce Lender to execute this Credit Agreement, each Borrower represents and warrants to Lender that:

     6.1 RECITALS. The recitals and statements of intent appearing in this Credit Agreement are true and correct.

     6.2 ORGANIZATION AND GOOD STANDING. It is duly organized, validly existing and in good standing in all states and/or countries in which the nature of its business and property makes such qualifications necessary. It has the legal power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states and/or countries wherein the nature of its proposed business and property will make such qualifications necessary in the future.

     6.3 AUTHORIZATION AND POWER. It has the corporate power and authority to execute, deliver and perform this Credit Agreement, the Note and the other Credit Documents to be executed by it; it is duly authorized to, and has taken all action, organizational or otherwise, necessary to authorize it to, execute, deliver and perform this Credit Agreement, the Note and such other Credit Documents and is and will continue to be duly authorized to perform this Credit Agreement, the Note and such other Credit Documents.

     6.4 SECURITY DOCUMENTS. The liens, security interests and assignments created by the Security Documents will, when granted, be valid, effective and enforceable liens, security interests and assignments.

     6.5 NO CONFLICTS OR CONSENTS. Neither the execution and delivery of this Credit Agreement, the Note or the other Credit Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, (a) will materially contravene or conflict with: (i) any provision of law, statute or regulation to which it is subject, (ii) any judgment, license, order or permit applicable to it, (iii) any indenture, credit agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject, if such conflict has or could reasonably be expected to have a Material Adverse Effect on the Borrower, or (b) will violate any provision of its organizational documents. No consent, approval, authorization or order of any court or Governmental Authority or other Person is required in connection with the execution and delivery by it of the Credit Documents or to consummate the transactions contemplated hereby or thereby, or if required, such consent, approval, authorization or order shall have been obtained.

     6.6 NO  LITIGATION.  Except for those  matters that have been  disclosed in
Schedule 6.6 attached hereto, there are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to its actual knowledge overtly threatened, against Borrower that would, if adversely determined, have a Material Adverse Effect.

     6.7 FINANCIAL CONDITION. It has delivered to Lender copies of Global's most recent consolidated financial statements. Such financial statement, in all material respects, fairly and accurately present the financial position of the Consolidated Entities as of such date, have been prepared in accordance with GAAP (subject to Section 1.3) and neither contain any untrue statement of a material fact nor fail to state a material fact required in order to make such financial statement not misleading. Since the date thereof, Borrower has not discovered any obligations, liabilities or indebtedness (including contingent and indirect liabilities and obligations or unusual forward or long-term commitments) which in the aggregate are material and adverse to the financial position or business of the Consolidated Entities that should have been but were not reflected in such financial statements. To the best of Borrower's knowledge, no changes having a Material Adverse Effect have occurred in the financial condition or business of Borrower since the date of such financial statement.

     6.8 TAXES. It has filed, caused to be filed or obtained an extension for filing all returns and reports which are required to be filed by any jurisdiction, and has paid or made provision for the payment of all taxes, assessments, fees or other governmental charges imposed upon its properties, income or franchises, as to which the failure to file or pay would have a Material Adverse Effect, except such assessments or taxes, if any, which are being contested in good faith by appropriate proceedings.

     6.9 NO STOCK PURCHASE. No part of any RLC Advance will be used to purchase or carry "margin stock," as that term is defined in Regulation U, or to extend credit to others for the purpose of purchasing or carrying such margin stock.

     6.10 ADVANCES. Each request for an RLC Advance shall constitute an affirmation that the representations and warranties contained herein are, true and correct as of the time of such request, and shall survive as set forth in
Section 6.18.

     6.11 ENFORCEABLE OBLIGATIONS. This Credit Agreement, the Note and the other Credit Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights.

     6.12 NO DEFAULT. No event or condition has occurred and is continuing that constitutes an Event of Default.

     6.13 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither Borrower, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under
Section 4041 or 404lA of ERISA; and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and in all material respects in accordance with all provisions of ERISA applicable thereto. No Borrower participates in, or is required to make contributions to, any Multi-employer Plan (as that term is defined in Section 3(37) of ERISA).

     6.14 COMPLIANCE WITH LAW. It is in substantial compliance with all laws, rules, regulations, orders, writs, injunctions and decrees that are applicable to it, or its properties, including but not limited to all SEC requirements as may be applicable, noncompliance with which would have a Material Adverse Effect.

     6.15 SOLVENT. It (both before and after giving effect to the RLC contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and expects to have, access to adequate capital for the presently anticipated conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     6.16 INVESTMENT COMPANY ACT. It is not, and is not directly or indirectly controlled by, or acting on behalf of, any person which is, an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

     6.17 TITLE. It has good and marketable title to the Collateral.

     6.18 SURVIVAL OF REPRESENTATIONS, ETC. All representations and warranties by Borrower herein shall survive execution of this Credit Agreement, all RLC Advances and delivery of all other documents and instruments in connection with the RLC and/or this Credit Agreement, so long as Lender has any commitment to lend hereunder and until the RLC has been paid in full and all of Borrower's obligations under this Credit Agreement, the Note, and all Security Documents have been fully discharged. No investigation at any time made by or on behalf of Lender shall diminish Lender's right to rely on the representations and warranties herein.

     6.19 ENVIRONMENTAL MATTERS. Except as previously disclosed to Lender in writing, it, to the best of its knowledge after due investigation, is in compliance in all material respects with all applicable environmental, health and safety statutes and regulations and Borrower does not have any material contingent liability in connection with any improper treatment, disposal or release into the environment of any hazardous or toxic waste or substance.

     6.20 LICENSES, TRADENAMES. It, as of the date hereof, possesses all necessary trademarks, tradenames, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, tradenames, copyright patents and license rights of others. SCHEDULE 6.20 is a true, correct and complete list of all trademarks, tradenames and DBAs, that are either registered or for which registration has been applied for, and all other trademarks, tradenames and DBAs, failure to hold property rights in which would have a Material Adverse Effect.

     6.21 LICENSE AGREEMENTS. SCHEDULE 6.21 hereto is a complete and accurate list of all agreements to which each Borrower is a party that grant any Person, other than a Borrower, a license to use any trademark, tradename or DBA of such Borrower.

     6.22 EXISTING INDEBTEDNESS. SCHEDULE 6.22 hereto is a complete and accurate list of all existing Indebtedness of Borrower. Borrower has not received any notice claiming any, or after reasonable investigation has any knowledge that it is in, default under any material obligation for borrowed money, any material purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

     6.23 ACCURACY OF INFORMATION. All information, certificates and statements given by Borrower in, or pursuant to, the Credit Documents were accurate, true and complete in all material respects when given, continue to be accurate, true and complete in all material respects as of the Closing Date, and do not contain any untrue statement or omission of a fact necessary to make the statements therein not misleading. There is no fact or circumstance known to Borrower which adversely affects in any material respect, or which in the future may adversely affect in any material respect, the business, property, operations or condition, financial or otherwise, of Borrower which has not been set forth in the Credit Documents.

     6.24 LIEN PRIORITY. Borrower has not entered into any security agreement or otherwise granted a Lien to, or permitted a Lien to be held by, any Person that would be prior or in any way superior to the Liens in favor of Lender created by the Credit Documents, other than the Permitted Liens.

                                   ARTICLE 7

                              AFFIRMATIVE COVENANTS

     Until payment in full of the RLC and the complete performance of the Obligation and so long as Lender has any commitment to make any RLC Advance hereunder, Borrowers agree that:

     7.1 FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS. Borrowers shall deliver, or cause to be delivered, to Lender each of the following:

     (a) ANNUAL CONSOLIDATED AND CONSOLIDATING STATEMENTS OF GLOBAL. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of Global, audited consolidated and consolidating financial statements of Global, including its balance sheet as of the close of such fiscal year and statement of income of Global for such fiscal year, together with a reconciliation of Global's capital balance accounts as of the close of such fiscal period, in each case setting forth in comparative form the figures for the preceding fiscal year, accompanied by an unqualified opinion thereon of independent public accountants selected by Global and reasonably acceptable to Lender(with Semple & Cooper LLP being acceptable to Lender as of the Closing
Date), to the effect that such financial statements have been prepared in accordance with GAAP.

     (b) MONTHLY FINANCIAL STATEMENTS OF GLOBAL. As soon as available, and in any event within thirty (30) days after the end of each month and within sixty
(60) days of each year then ended, copies of internally prepared consolidated and consolidating financial statements of Global.

     (c) COMPLIANCE CERTIFICATE OF GLOBAL. Within sixty (60) days after the end of each fiscal quarter of Global and ninety (90) days after the close of each fiscal year of Global, a certificate signed by the chief financial officer of Global, substantially in the form of EXHIBIT "B" attached hereto (the "COMPLIANCE CERTIFICATE") (i) certifying that after a review of the activities of Borrowers during such period, Borrowers have observed, performed and fulfilled each and every obligation and covenant contained herein and no Event of Default exists under any of the same or, if any Event of Default shall have occurred, specifying the nature and status thereof, (ii) stating that all consolidated financial statements of Global delivered to Lender during the respective period pursuant to Sections 7.1(a) and 7.1(b) hereof, to his/her knowledge, fairly present in all material respect the consolidated financial position of Global and the results of its operations as of and for the periods covered thereby.

     (d) OTHER REPORTS. No later than July 1 of each fiscal year, financial projections for each Borrower for the upcoming four quarter period, subject to customary confidentiality agreements by Lender in order to comply with applicable federal and state securities laws.

     (e) NOTICES AND FILINGS. Promptly provide Lender with a copy of any notices or filings made by Global with, or received by Global from, any Government Authority, including without limitation Global's annual 10-K and quarterly 10-Q reports filed with the SEC. Notwithstanding this SECTION 7.1(E), however, Borrower shall be under no duty to provide Lender with reports filed under
Section 16 of the Exchange Act unless the same shall be expressly requested by Lender.

     (f) OTHER INFORMATION. As soon as is practicable, such other information concerning the business, properties or financial condition of the Borrowers as Lender shall reasonably request, including but not limited to, all licensing agreements, trademarks and royalty agreements promptly after they are executed.

     7.2 MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS; MANAGEMENT. Each Borrower will preserve and maintain its existence and all of its rights, privileges, licenses, permits, franchises and other rights necessary or desirable in the normal conduct of its business, conduct its business in an orderly and efficient manner consistent with good business practices and maintain professional management of its business.

     7.3 OPERATIONS AND PROPERTIES. Each Borrower will keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

     7.4 AUTHORIZATIONS AND APPROVALS. Each Borrower will maintain or cause to be maintained, at no expense to Lender, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Credit Documents and to operate its businesses substantially as presently or hereafter duly conducted.

     7.5 COMPLIANCE WITH LAW. Each Borrower will comply with all applicable laws, rules, regulations, and all final, nonappealable orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, including without limitation, any environmental laws applicable to it, a breach of which could result in a Material Adverse Effect.

     7.6 PAYMENT OF TAXES AND OTHER INDEBTEDNESS. Each Borrower will pay and discharge (i) all income taxes and payroll taxes, (ii) all taxes, assessments, fees and other governmental charges imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, which become due and payable, (iii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might become a Lien upon any of its property, and (iv) all of its Indebtedness as it becomes due and payable, except as prohibited hereunder, in each case if the failure to do so could result in a Material Adverse Effect; provided, however, that it shall not be required to pay any such tax, assessment, charge, levy, claims or Indebtedness if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate actions and appropriate accruals and reserves therefor have been established in accordance with GAAP.

     7.7 COMPLIANCE OTHER AGREEMENTS. Each Borrower will comply in all material respects with all other agreements and contracts to which it is a party, a breach of which could result in a Material Adverse Effect.

     7.8 COMPLIANCE WITH CREDIT DOCUMENTS. Each Borrower will comply with any and all covenants and provisions of this Credit Agreement, the Note and all other Credit Documents.

     7.9 NOTICE OF DEFAULT. Each Borrower will furnish to Lender immediately upon becoming aware of the existence of any event or condition that constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and the action which it is taking or proposes to take with respect thereto.

     7.10 OTHER NOTICES. Each Borrower will promptly notify Lender of (a) any Material Adverse Effect, (b) any claim in excess of $50,000.00 not covered by insurance against Borrower or any Borrower's properties, and (c) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting it, except litigation or proceedings which, if adversely determined, would not have a Material Adverse Effect.

     7.11 BOOKS AND RECORDS; ACCESS; AUDITS. Upon three (3) Banking Day notice from Lender, each Borrower will give any authorized representative of Lender access during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in its possession of and relating to the RLC, and to inspect any of its properties, provided that, during an Event of Default, Lender may take such actions without notice to the Borrowers.

     7.12 ERISA COMPLIANCE. With respect to its Plans, each Borrower shall (a) at all times comply with the minimum funding standards set forth in Section 302 of ERISA and Section 412 of the Code or shall have duly obtained a formal waiver of such compliance from the proper authority; (b) at Lender's request, within thirty (30) days after the filing thereof, furnish to Lender copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, in connection with each of its Plans for each year of the plan; (c) notify Lender within a reasonable time of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which constitutes grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (d) furnish to Lender within a reasonable time, upon Lender's request, such additional information concerning any of its Plans as may be reasonably requested.

     7.13 FURTHER ASSURANCES. Each Borrower will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably deem necessary or proper to fully evidence the RLC subject to the terms and conditions of this Credit Agreement.

     7.14 INSURANCE. Each Borrower shall maintain in full force and effect at all times all insurance coverages required under the terms of this Credit Agreement and/or the Security Documents to which it is a party. In addition, it shall maintain in full force and effect at all times:

          (a) Policies of all risk coverage insurance covering all tangible personal property in which Lender has been granted or obtained a security interest to secure the Obligation, in coverage amounts not less than, from time to time, the fair market value thereof.

          (b) Policies of insurance evidencing general liability including property damage coverages, in amounts not less than $1,000,000.00 (combined single limit for bodily injury and property damage), and an umbrella excess liability coverage in an amount not less than $5,000,000.00 shall be in effect with respect to Borrower.

          (c) Policies of workers' compensation insurance in amounts and with coverages as legally required.

Without limitation of the foregoing, it shall at all times maintain insurance coverages in scope and amount not less than, and not less extensive than, the scope and amount of insurance coverages customary in the trades or businesses in which it is from time to time engaged. All of the aforesaid insurance coverages shall be issued by insurers reasonably acceptable to Lender.

     Copies of all policies of insurance evidencing such coverages in effect from time to time and showing Lender as an additional insured and loss payee shall be delivered to Lender on or before the Closing Date and upon reasonable notice upon issuance of new policies thereafter. From time to time, promptly upon Lender's request, it shall provide evidence satisfactory to Lender (i) that required coverage in required amounts is in effect, and (ii) that Lender is shown as an additional insured and loss payee with respect to all such coverages, as Lender's interest may appear, by standard (non-attribution) loss payable endorsement, additional insured endorsement, insurer's certificate or other means acceptable to Lender in its reasonable discretion. At Lender's option, it shall deliver to Lender certified copies of all such policies of insurance in effect from time to time, to be retained by Lender so long as Lender shall have any commitment to lend hereunder and/or any portion of the Obligation shall be outstanding or unsatisfied. All such insurance policies shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Lender.

     7.15 DEPOSIT ACCOUNTS. Global shall maintain (i) its principal depository accounts with Lender, and (ii) its principal banking relationship with Lender.

     7.16 RLC CLEAN-UP. The outstanding balance of the RLC shall, at any time prior to the RLC Maturity Date, remain at Zero Dollars ($0) for a period of at least thirty (30) consecutive days.

                                   ARTICLE 8

                               NEGATIVE COVENANTS

     Until payment in full of the RLC and the performance of the Obligation and so long as Lender has any commitment to make any RLC Advance hereunder, no Borrower shall, directly or indirectly, without receiving the prior express written consent of Lender, which consent shall not be unreasonably withheld:

     8.1 EXISTENCE; BUSINESS; MANAGEMENT. Dissolve or liquidate, or merge or consolidate with or into any other entity, or make any substantial change in the character of its business. No Borrower shall change its name or permit any transfer of ownership resulting in a change in the Control, or turn over the management or operation of its property, assets or business to any other Person.

     8.2 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. Amend its organizational documents if the result thereof could result in the occurrence directly or indirectly of a Material Adverse Effect.

     8.3 SALE OF ASSETS. (i) Sell, lease, transfer or dispose of substantially all of its assets or business, (ii) permit any transfer of the power to Control any borrower, or (iii) except as may occur as a result of stock sales, permit any transfer of the ownership of any Borrower.

     8.4 TRANSFER COLLATERAL. Assign, transfer or convey any of its right, title and interest in the Collateral, other than sales of inventory and the entering into licensing or similar arrangements with respect to its intellectual property or similar brand rights, all done in the ordinary course of business.

     8.5 DISTRIBUTIONS. Declare or pay any dividends or make any distribution of any kind that would cause any Borrower to violate the Financial Covenants or to fail to make any payment that is due and payable hereunder.

     8.6 NO INDEBTEDNESS. Become or remain obligated either directly or as a guarantor or surety for any Indebtedness for itself except:

          (a) Indebtedness to Lender;

          (b) Existing Indebtedness as shown on the Borrowers' financial statements, dated May 31, 2004; and

          (c) Debt incurred in the ordinary course of the Borrowers' business, so long as such debt does not remain outstanding for a period longer than ninety (90) days.

     8.7 GUARANTIES. Without Lender's prior written consent, which consent may be withheld in Lender's sole and absolute discretion, incur any obligation as surety or guarantor.

     8.8 CHANGE IN OWNERSHIP CONTROL. Issue any additional securities not outstanding on the Closing Date or enter into, or permit any transaction, including any redemption or classification of stock or any other reorganization of any Borrower if such transaction would result in a change of Control of such Borrower.

     8.9 CHANGE OR SUSPENSION OF BUSINESS. Materially change the nature of the business conducted by any Borrower, or voluntarily suspend the business of any Borrower, for more than five (5) consecutive Business Days in any fiscal year, unless a longer suspension is reasonable as the result of any fire, flood, or other act of God, act of public enemy, riot, insurrection or governmental regulation, a labor disruption or a shortage of, or disruption of transportation for, materials, supplies or labor.

     8.10 EMPLOYEE LOANS. Extend any loans or advances to employees of Borrowers in excess of $25,000.00 in the aggregate. Notwithstanding anything to the contrary contained herein, all reimbursable expenses and commission paid in the ordinary course of business and consistent with past practices of Borrowers shall not constitute employee loans

     8.11 LOANS; EQUITY INVESTMENTS. Make any equity investments, loans, or advances to any Person other than as permitted under SECTION 8.10 above.

     8.12 LIENS. On and after the date hereof, create, issue, assume or suffer to exist Liens upon the property, now owned or hereafter acquired, of any Borrower, except Permitted Liens.

     8.13 MARGIN STOCK. Use any proceeds of the RLC, or any proceeds of any other or future financial accommodation from Lender for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as that term is defined in Regulation U or to reduce or retire any indebtedness undertaken for such purposes within the meaning of said Regulation U, and will not use such proceeds in a manner that would involve Borrower in a violation of Regulation U or of any other Regulation of the Board of Governors of the Federal Reserve System, nor use such proceeds for any purpose not permitted by Section 7 of the Exchange Act, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

     8.14 Consolidated Financial Covenants. Permit:

          (a) The Current Ratio to be less than 1.05 to 1.00 as of any Quarterly End Date.

          (b) The Consolidated Tangible Net Worth to be less than the following as of the date indicated:

                    As of May 31, 2004             $375,000
                    As of May 31, 2005             Minimum 2005 Net Worth

          (c) The ratio of Consolidated Total Liabilities to Consolidated EBITDA at the end of any Quarterly End Date to be more than 3.00 to 1.0 for the reporting periods ending August 31, 2004, November 30, 2004, and February 28, 2005, in each case for the preceding four quarters, or to be more than
     2.5 to 1.0 at any Quarterly End Date thereafter.

     8.15 NO FURTHER ASSIGNMENT. Make any assignment or pledge other than to Lender of any ownership interest in any Borrower.

                                   ARTICLE 9

                                EVENTS OF DEFAULT

     9.1 EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "EVENTS OF DEFAULT") shall occur and be continuing:

          (a) Borrowers shall fail to pay any principal of, or interest on, the Note when the same shall become due or payable and such failure continues for fifteen (15) days after notice thereof to Borrower.

          (b) Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of Borrowers contained herein, or in any of the other Credit Documents (other than a failure or neglect described in one or more of the other provisions of this Section 9.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of fifteen (15) Banking Days after written notice thereof to Borrowers, provided that if such neglect or failure can be remedied, but cannot reasonably be remedied within fifteen
     (15) Banking Days and Borrower (i) commences remedial action within fifteen
     (15) Banking Days after written notice thereof to Borrowers, (ii) diligently pursues remedial action, and (iii) remedies the failure or neglect within sixty (60) days, such failure or neglect shall not result in an Event of Default.

          (c) Any warranty, representation or statement contained in this Credit Agreement or any of the other Credit Documents, or which is contained in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the RLC, shall be or shall prove to have been false in any material respect when made or furnished.

          (d) The occurrence of any "event of default" or "default" by Borrowers after the giving of any applicable notice or the expiration of any applicable grace period under any Credit Document, or any agreement, now or hereafter existing, to which Lender or an Affiliate of Lender, and Borrowers are a party.

          (e) Any Borrower shall (i) fail to pay any of its Indebtedness (other than the Note), or (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such Indebtedness, within any applicable grace period when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate the maturity of such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the stated maturity thereof, unless any such defaults are being contested in good faith by Borrowers through appropriate proceeding and adequate reserves have been established to pay such indebtedness.

          (f) Any one or more of the Credit Documents shall have been determined to be invalid or unenforceable against any Borrower executing the same in accordance with the respective terms thereof, or shall in any way be terminated or become or be declared ineffective or inoperative, so as to deny Lender the substantial benefits contemplated by such Credit Document or Credit Documents.

          (g) Any Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors,
     (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws,
     (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing

          (h) An involuntary petition or complaint shall be filed against any Borrower, seeking bankruptcy or reorganization of any Borrower, or the appointment of a receiver, custodian, trustee, intervenor or liquidator of any Borrower, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within ninety (90) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of any Borrower, appointing a receiver, custodian, trustee, intervenor or liquidator of any Borrower, or all or substantially all of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) days.

          (i) Any final judgment(s) (excluding those the enforcement of which is suspended pending appeal) for the payment of money in excess of the sum of $50,000 in the aggregate (other than any judgment covered by insurance where coverage has been acknowledged by the insurer) shall be rendered against any Borrower, and such judgment or judgments shall not be satisfied, settled, bonded or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment.

          (j) Either (i) proceedings shall have been instituted to terminate, or a notice of termination shall have been filed with respect to, any Plans (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) by any Borrower, any member of the Controlled Group, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under Section 4041 or 4042 of ERISA, and such termination shall give rise to a liability of any Borrower or the Controlled Group to the PBGC or the Plan under ERISA having an effect in excess of $50,000 or (ii) a Reportable Event, the occurrence of which would cause the imposition of a lien in excess of $50,000 under Section 4062 of ERISA, shall have occurred with respect to any Plan (other than a Multi-Employer Pension Plan as that term is defined in Section 400 l(a)(3) of ERISA) and be continuing for a period of sixty (60) days.

          (k) Any of the following events shall occur with respect to any Multi-Employer Pension Plan (as that term is defined in Section 4001(a)(3) of ERISA) to which any Borrower contributes or contributed on behalf of its employees and Lender determines in good faith that the aggregate liability likely to be incurred by any Borrower, as a result of any of the events specified in Subsections (i), (ii) and (iii) below, will have an effect in excess of $100,000; (i) any Borrower incurs a withdrawal liability under
     Section 4201 of ERISA; (ii) any such plan is "in reorganization" as that term is defined in Section 4241 of ERISA; or (iii) any such Plan is terminated under Section 4041A of ERISA.

          (l) The occurrence of a majority change in the ownership structure or control of any Borrower without the written consent of Lender, which will not be unreasonably withheld.

          (m) The dissolution, liquidation, sale, transfer, lease or other disposal of all or substantially all of the assets or business of any Borrower without the written consent of Lender, which shall not be unreasonably withheld.

          (n) Any failure to observe any of the Financial Covenants.

          (o) A material modification of the organizational documents of any Borrower without the written consent of Lender (which consent shall not be unreasonably withheld.

          (p) The occurrence of any material adverse change in the business operations, assets or financial condition of any Borrower that Lender in its reasonable discretion deems material, or if Lender in good faith shall believe that the prospect of payment or performance of the RLC is impaired.

     9.2 REMEDIES UPON EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, then Lender may, at its sole option, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Credit Documents, as Lender in its sole discretion may deem necessary or appropriate, all of which remedies shall be deemed cumulative, and not alternative:

          (i) Cease making RLC Advances to or for the benefit of Borrower,

          (ii) Declare the principal of, and all interest then accrued on, the Note and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind all of which Borrowers hereby expressly waive, anything contained herein or in the Note to the contrary notwithstanding,

          (iii) Reduce any claim to judgment,

          (iv) Without notice of default or demand, pursue and enforce any of Lender' rights and remedies under the Credit Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 9.1(g) and 9.1(h) shall occur, the principal of, and all interest on, the Note and other liabilities hereunder shall thereupon become due and payable concurrently therewith, without any further action by Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrowers hereby expressly waive,

          (v) Require, if it has not already done so, that no dividends or distributions related to Cragar be paid, or, if paid, that they be paid directly to Lender in accordance with Section 8.5, and/or

          (vi) Exercise its rights under the Security Documents.

     Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, with five (5) Banking Days written notice to Borrowers, to setoff and apply any and all monies, securities or other property of any Borrower or any proceeds therefrom, now or hereafter held or received by or in transit to Lender or its agents, from or for the account of Borrower, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of any Borrower, and any and all claims of any Borrower against Lender at any time existing. Lender agrees promptly to notify any Borrower prior to and after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this Section 9.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

     9.3 PERFORMANCE BY LENDER. Should any Borrower fail to perform any material covenant, duty or agreement with respect to the payment of taxes, obtaining licenses or permits, or any other requirement contained herein or in any of the Credit Documents within the period provided herein, if any, for correction of such failure, Lender may, with five (5) Banking Days prior written notice, at its option, perform or attempt to perform such covenant, duty or agreement on behalf of Borrowers. In such event, Borrowers shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at the location or depository designated by Lender in Detroit, Michigan together with interest thereon at the Default Rate, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume any liability or responsibility for the performance of any duties of Borrowers hereunder or under any of the Credit Documents or other control over the management and affairs of Borrowers.

                                   ARTICLE 10

                                  MISCELLANEOUS

     10.1 GLOBAL AS AGENT. Each Borrower hereunder appoints Global as its agent for all purposes hereunder. Lender shall be entitled to rely upon all acts or directions given by Global as the acts or direction of each and every Borrower. The giving of notice to Global shall constitute the giving of notice to each and every Borrower.

     10.2 RIGHT OF FIRST REFUSAL. In the event any Borrower shall desire to enter into an agreement with another entity for the processing of credit card transactions (the "PROPOSED AGREEMENT"), such Borrower shall provide Lender written notice of such intent, which notice shall set forth the terms of the Proposed Agreement. Upon receipt of the notice, Lender shall have fifteen (15) days to notify the Borrower of its election to enter into a credit card processing agreement with Borrower, on substantially the same terms and conditions as the Proposed Agreement. In the event (i) Lender shall elect not to enter into such agreement with the Borrower, or (ii) Lender shall fail to notify Borrower within fifteen (15) business days, Borrower may enter into the Proposed Agreement. Notwithstanding the terms of this SECTION 10.2, if the terms of the Proposed Agreement shall materially change after notice to Lender, Buyer shall re-submit the Proposed Agreement pursuant to the terms set forth above.

     10.3 MODIFICATION. All modifications, consents, amendments or waivers of any provision of any Credit Document, or consent to any departure by any Borrower therefrom, shall be effective only if the same shall be in writing and accepted by Lender.

     10.4 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the Credit Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Credit Agreement, the Note or any Credit Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     10.5 PAYMENT OF EXPENSES. Borrowers shall pay all costs and expenses of Lender (including, without limitation, UCC searches, filing fees, the attorneys' fees of Lender's legal counsel) incurred by Lender in connection with the documentation of the RLC, and the preservation and enforcement of Lender's rights under this Credit Agreement, the Note, and/or the other Credit Documents (including, without limitation, reasonable attorneys' fees and costs). In addition, Borrowers shall pay all costs and expenses of Lender in connection with the negotiation, preparation, execution and delivery of any and all amendments, modifications and supplements of or to this Credit Agreement, the Note or any other Credit Document.

     10.6 NOTICES. Except for telephonic notices permitted herein, any notices or other communications required or permitted to be given by this Credit Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail or sent by overnight delivery service, or (ii) made by facsimile delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

     Borrowers:    Global Entertainment Corporation
                   4909 East McDowell Road
                   Suite 104
                   Phoenix, Arizona 85008
                   Attention:  J. Craig Johnson, CFO
                   Telecopier: (480) 994-0759

     Lender:       Comerica Bank
                   Phelps Dodge Tower
                   One North Central Avenue
                   Suite 1000, 10th Floor
                   Phoenix, Arizona  85004-4469
                   Attention:  William J. Kirschner
                   Telecopier:  (602) 417-1190

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the party to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by facsimile, on the day that such notice is transmitted as aforesaid. If transmitted by facsimile, such transmission shall be followed by first class United States Postal Service delivery of same. Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 10.5.

     10.7 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Credit Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona, except to the extent Lender has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Arizona law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each party consents to the personal jurisdiction and venue of the state courts located in Maricopa County, State of Arizona in connection with any controversy related to this Credit Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Credit Agreement shall be venued in the Superior Court of Maricopa County, Arizona. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Credit Agreement or any of the Credit Documents.

     10.8 INVALID PROVISIONS. If any provision of any Credit Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Credit Agreement, such provision shall be fully severable; such Credit Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Credit Document; and the remaining provisions of such Credit Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Credit Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added as part of such Credit Document a provision mutually agreeable to Borrowers and Lender as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     10.9 BINDING EFFECT. The Credit Documents shall be binding upon and inure to the benefit of Borrowers and Lender and their respective successors, assigns and legal representatives; provided, however, that no Borrower may, without the prior written consent of Lender, assign any rights, powers, duties or obligations thereunder.

     10.10 ENTIRETY. The Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

     10.11 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.

     10.12 NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Credit Agreement to inure to any third party, nor shall this Credit Agreement be construed to make or render Lender liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by any Borrower, or for debts or claims accruing to any such persons against

Borrower. Notwithstanding anything contained herein or in the Note, or in any other Credit Document, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Credit Agreement or any of the other Credit Documents, neither this Credit Agreement nor any other Credit Document shall be construed as creating any right, claim or cause of action against Lender, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

     10.13 JOINT LIABILITY.

          (a) Borrowers each: (a) agree that the liability hereunder of all parties hereto is joint and several; and (b) consents that Lender may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

          (b) Borrowers each waive and agree not to assert: (i) any right to require Lender to proceed against the obligations, to proceed against or exhaust any security for the obligations, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (ii) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof, (iii) the benefits of any legal or equitable doctrine or principle of marshalling; (iv) notice of the existence, creation or incurring of new or additional indebtedness of any Borrower to Lender; (v) the benefits of any statutory provision limiting the liability of a surety; (vi) any defense arising by reason of any disability or other defense of any Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of any Borrower for payment of any other party hereto; and (vii) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the obligations, after any foreclosure or trustee's sale of any security for the obligations. Until payment in full of the obligations and Lender has no obligation to make any further advances of the proceeds hereof, no party shall have any right of subrogation and each hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against any Borrower or any other party, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

     10.14 TIME. Time is of the essence hereof.

     10.15 SCHEDULES AND EXHIBITS INCORPORATED. All schedules and exhibits attached hereto, if any, are hereby incorporated into this Credit Agreement by each reference thereto as if fully set forth at each such reference.

     10.16 COUNTERPARTS. This Credit Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Credit Agreement as of the day and year first above written.

                                                                       BORROWERS

                                             GLOBAL ENTERTAINMENT CORPORATION, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             WESTERN PROFESSIONAL HOCKEY LEAGUE
                                             INC., a Texas corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             INTERNATIONAL COLISEUMS COMPANY,
                                             INC., a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT MARKETING
                                             SYSTEMS, a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             CRAGAR INDUSTRIES, INC., a Delaware
                                             corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT TICKETING, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                          LENDER


                                             COMERICA BANK


                                             By:
                                                --------------------------------
                                             Name: William J. Kirschner
                                                  ------------------------------
                                             Title: Assistant Vice President
                                                   -----------------------------

                                    EXHIBIT A

                              "RLC ADVANCE REQUEST"


                         FORM OF ADVANCE NOTICE REQUEST

Comerica Bank
Phelps Dodge Tower
One North Central Avenue
Suite 1000, 10th Floor
Phoenix, Arizona 85004-4469
Attention:  William J. Kirschner
Telecopier:  (602) 417-1110

                                                            Date:_______________
                                                            Time:_______________

Dear Ladies and Gentlemen:

     The undersigned refers to the Credit Agreement dated as of November 19, 2004 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), between the undersigned (and certain of its affiliates) and Comerica Bank, a Michigan banking corporation. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The undersigned hereby gives notice that it requests an RLC Advance pursuant to the Credit Agreement and sets forth below the terms of such requested Advance:

     A. Date of Advance:                          ______________________________

     B. Principal Amount of Advance:              ______________________________


                                        Sincerely,

                                        _____________________ a _______________
                                        corporation, on behalf of all Borrowers

                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                    EXHIBIT B

                            "COMPLIANCE CERTIFICATE"


                             COMPLIANCE CERTIFICATE
                                FOR PERIOD ENDING

                             ----------------------
                              ("REPORTING PERIOD")



Comerica Bank
Phelps Dodge Tower
One North Central Avenue
Suite 1000, 10th Floor
Phoenix, Arizona 85004-4469
Attention:  William J. Kirschner
Telecopier:  (602) 417-1110

                                                            Date:            (1)
                                                                 ---------------

Dear Ladies and Gentlemen:

     This Compliance Certificate refers to the Credit Agreement dated as of November 19, 2004 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), between Global Entertainment Corporation, a Nevada corporation and its affiliates signatories thereto (collectively, the "Borrower"), and Comerica Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to Section 7.1 of the Credit Agreement, the undersigned, hereby certifies that:

     1. To the best of the undersigned's knowledge, after a review of the activities of Borrower during the Reporting Period, Borrower has observed, performed and fulfilled each and every obligation and covenant contained in the Credit Agreement and no "Event of Default" thereunder exists [OR IF SO, SPECIFYING THE NATURE AND EXTENT THEREOF AND ANY CORRECTIVE ACTIONS TAKEN OR TO BE TAKEN].

     2. All financial statements of Borrower delivered to Lender during the Reporting Period, to the undersigned's knowledge, fairly present in all material respect the financial position of the Borrower and the results of its operations at the dates and for the periods indicated and have been prepared in accordance with GAAP.


----------
1. To be submitted within 60 days after the end of each fiscal quarter and within 90 days of each fiscal year.

     3. As of the last day of the Reporting Period, the computations below were true and correct:

Section 8.14 CONSOLIDATED FINANCIAL COVENANTS :

(A) CURRENT RATIO (TESTED AT EACH QUARTERLY END DATE)

Numerator:         Consolidated Total Current Assets            A$______________

Denominator:       Consolidated Total Current Liabilities       B$______________

A divided by B equals                                           A/B____________x

Minimum                                                         1.05 to 1.0


(B) CONSOLIDATED TANGIBLE NET WORTH
    (TESTED AT EACH FISCAL YEAR END DATE)

               Net book value of all assets                     A$______________

               Less intangible  assets,  including  without
               limitation  goodwill  and and any amount due
               and payable from any  shareholder,  officer,
               director,   employee  or  affiliate  of  any
               Borrower                                         B$______________

               Book value of tangible assets                    A-B$_________= C

               Consolidated Total Indebtedness                  D$______________

               C minus D equals Consolidated Tangible Net Worth C-D$____________

Minimum Prior
to 5/31/05                                                      $375,000

Minimum 5/31/05
and thereafter                                            Minimum 2005 Net Worth


(C) LEVERAGE RATIO (TESTED QUARTERLY AT EACH QUARTERLY END
    DATE FOR PRIOR 4 FISCAL QUARTERS)

Numerator:     Consolidated Total Liabilities                   A$______________

Denominator:   Consolidated Net Income                          $_______________

               plus interest expense                            $_______________

               plus tax expense                                 $_______________

               plus depreciation                                $_______________

               plus amortization                                $_______________

               equals Consolidated EBITDA                       B$______________

A divided by B equals                                           A/B____________x

Minimum                                              3.00 to 1.0 (Quarterly End
                                                     Dates on or before 2/28/05)

                                                     2.5 to 1.0 (Quarterly End
                                                     Dates thereafter)


                                             GLOBAL ENTERTAINMENT CORPORATION, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                  SCHEDULE 6.6

                              "PENDING LITIGATION"



None.

                                  SCHEDULE 6.20

                           "TRADEMARKS AND TRADENAMES"


REGISTRATION NO.              MARK                            COUNTRY
----------------              ----                            -------
  819,800             Cragar                                 United States
  964,061             Super Trick                            United States
1,010,106             S/S Cragar & Design                    United States
1,022,020             TruSpoke                               United States
1,031,812             S/S                                    United States
1,326,815             Street Pro                             United States
1,446,281             Starwire                               United States
1,478,604             Cragar America's Choice                United States
1,526,744             ProTrac                                United States
1,914,785             Street Pro                             United States
 A233,367             Cragar                                 Australia
  354,546             Cragar                                 Mexico
1,870,609             Cragar                                 Japan
  161,878             Cragar                                 Canada
 A299,886             Cragar                                 Australia
  297,263             Cragar                                 Taiwan
  295,028             Cragar                                 Taiwan
  297,264             Taiwan
  532,903             Cragar                                 European Community
                                                             Trademarks
  841,546             Keystone                               United States
1,116,356             K Keystone (Stylized)                  United States
1,127,479             Klassic                                United States
2,727,565             Global Entertainment & Design          United States
2,359,614             We Play Hockey Loud                    United States
2,296,121             Proud to be Loud                       United States
2,230,308             Grades for Blades                      United States

                           "TRADEMARKS AND TRADENAMES"
                                   (Continued)


                              PENDING APPLICATIONS

PENDING APPLICATION                MARK                      COUNTRY
-------------------                ----                      -------
76/533,605            Cragar G/T                             United States
76/111,032            Global Entertainment & Design          United States


                               STATE REGISTRATION

STATE REGISTRATION                 MARK                      COUNTRY
------------------                 ----                      -------
70,444                S/S                                    United States

                                  SCHEDULE 6.21

                              "LICENSE AGREEMENTS"

                                CRAGAR LICENSEES


STEEL & COMPOSITE WHEELS
Carlisle Tire & Wheel
2233 E. Philadelphia St.
Ontario, CA 91761
Agreement Date: October 15, 1999
Between Cragar Industries and Carlisle Tire & Wheel Co., Delaware Corporation

ALUMINUM WHEELS
The Wheel Group
18400 E. Gale Ave.
City of Industry, CA 91748
Agreement Date: October 1, 2003
Between Cragar Industries and CIA Wheel Group, California Corporation

RACE WHEELS
Weld Racing
6600 Stadium Dr
Kansas City, MO 64129
Agreement Date: September 30, 1999
Between Cragar Industries and Weld Racing Inc, Missouri Corporation

CAR CARE
Quattro Brands
1701 E. 79th St., Suite 12
Bloomington, MN 55425
Agreement Date: May 1, 2003
Between Cragar Industries and Quattro Brands LLC, Minnesota LLC

COLLECTABLES
Playing Mantis
3618 Grape Rd.
Mishawaka, IN 46546
Agreement Date: September 1, 2001
Between Cragar Industries and Playing Mantis, Inc., Indiana Corporation

COLLECTABLES
RC2
PO Box 500
Dyersville, IA 52040
Agreement Date: September 1, 2001
Between Cragar Industries and Racing Champions Ertl, Inc., Illinois Corporation

COLLECTABLES
GMP
45 Polite Rd
Windsor, GA 30680
Agreement Date: September 1, 2002
Between Cragar Industries and Georgia Marketing and Promotions, Inc., Georgia Corporation

COLLECTABLES
JAKKS Pacific
22619 Pacific Coast Highway Suite 250
Malibu, CA 90265
Agreement Date: June 8, 2004
Between Cragar Industries and JAKKS Pacific, Inc, Delaware Corporation

MERCHANDISE
Summit Marketing
2120 Powers Ferry Road Suite 300
Atlanta, GA 30339
Agreement Date: June 18, 2004
Between Cragar Industries and SMG-II LLC, Missouri LLC


                  WESTERN PROFESSIONAL HOCKEY LEAGUE LICENSEES

AMARILLO GORILLAS
Agreement date:  May 6, 2002
Between: Western Professional Hockey League, Inc. & Hockey Sports of Amarillo, Texas LLC
1934 Civic Circle
Amarillo, TX  79109

AUSTIN ICE BATS
Agreement date:  July 2, 2003
Between: Western Professional Hockey League, Inc. & Capital Hockey Ventures,
Ltd.
Texas
7311 Decker Lane
Austin, TX  78724

BOSSIER-SHREVEPORT MUDBUGS
Agreement date: September 30, 2002
Between: Western Professional Hockey League, Inc. & Hardwater, Texas LLC. 2000 Century Tel Center Dr.
Bossier City, LA 71112

COLORADO EAGLES
Agreement date: November 7, 2001
Between: Western Professional Hockey League, Inc. & Larimer County Sports, Colorado LLC.
1625 Pelican Lakes Point, Ste. 200
Windsor, CO 80550

CORPUS CHRISTI RAYZ
Agreement date: December 10, 2002
Between: Western Professional Hockey League, Inc. & WD Sports, Texas, Inc. 1901 N. Shoreline Blvd., Ste. 300
Corpus Christi, TX 78403

FORT WORTH BRAHMAS
Agreement date: July 1, 1998
Between: Western Professional Hockey League, Inc. & Texas Brahmas, Texas LP. 1314 Lake Street, Ste. 200
Fort Worth, TX 76102

LAREDO BUCKS
Agreement date: June 1, 2001
Between: Western Professional Hockey League, Inc. & Arena Ventures, Texas LLC. 6700 Arena Blvd.
Laredo, TX 78041

LUBBOCK COTTON KINGS
Agreement date: November 30, 1998
Between: Western Professional Hockey League, Inc. & South Plains Professional Hockey Club, Ltd., Texas
1309 University
Lubbock, TX 79401

NEW MEXICO SCORPIONS
Agreement date:  May 1, 2001
Between: Western Professional Hockey League, Inc. & WD Sports New Mexico, Inc. 6300 San Mateo NE, Ste. F-1
Albuquerque, NM  87109

ODESSA JACKALOPES
Agreement date: November 25, 1996
Between: Western Professional Hockey League, Inc. & Odessa Sports, Inc. Texas PO Box 9580
Midland, TX 79708

RIO GRANDE VALLEY KILLER BEES
Agreement date: September 19, 2002
Between: Western Professional Hockey League, Inc. & Rio Grande Valley Professional Hockey Club, Ltd. Texas
2600 State Hwy 336
Hidalgo, TX 78557

SAN ANGELO SAINTS
Agreement date: August 9, 2002
Between: Western Professional Hockey League, Inc. & Concho Valley Pro Hockey, Texas LLC.
500 Rio Concho Dr.
San Angelo, TX 76904

                                  SCHEDULE 6.22

                             "EXISTING INDEBTEDNESS"


Miller Capital Corporation
4909 E. McDowell Road
Phoenix, AZ  85008
Note for $200,000.00
Agreement date:  March 19, 2004
Remaining balance:  $133,333.36

Snell & Wilmer, LLP
One Arizona Center
Phoenix, Arizona 85004-2202
Original Balance: $160,751.06
Installment acceptance date:  April 24, 2004
Remaining balance:  $139,746.98

                                       1